FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

     This FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this "AMENDMENT"), dated as of June 14, 2007, is entered into by and among FOOTHILLS RESOURCES, INC., a Nevada corporation ("COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders (as defined below) party hereto, J. ARON & COMPANY ("J. ARON"), as Lead Arranger and as Syndication Agent (in such capacities, "SYNDICATION AGENT"), J. ARON, as Administrative Agent for the Lenders (together with its permitted successor in such capacity, "ADMINISTRATIVE AGENT"), and as counterparty to Company under the ISDA Agreement referred to below (in such capacity, "LENDER COUNTERPARTY").

                                R E C I T A L S:

     WHEREAS, Company, certain Subsidiaries of Company, Administrative Agent and Lenders entered into that certain Credit and Guaranty Agreement dated as of September 8, 2006 (as amended, supplemented, or restated to the date hereof, the "ORIGINAL AGREEMENT"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make senior secured term loans to Company as therein provided;

     WHEREAS, Defaults and Events of Defaults now exist under the Credit Agreement;

     WHEREAS, Company and Lender Counterparty entered into that certain ISDA Master Agreement dated as of September 8, 2006 (as amended, supplemented, or restated to the date hereof, and together with all confirmations issued thereunder, the "ISDA AGREEMENT");

     WHEREAS, Company, certain Subsidiaries of Company, Administrative Agent and Lenders desire to amend the Original Agreement as set forth herein; and

     WHEREAS, Company has requested Lenders and Lender Counterparty to give the waivers described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, consents, waivers, and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

SECTION 1 DEFINITIONS AND REFERENCES

     1.1. TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

     1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "AMENDMENT" means this First Amendment to Credit Agreement.

          "AMENDMENT DOCUMENTS" means this Amendment and all other Transaction Documents executed and delivered in connection herewith.

          "CREDIT AGREEMENT" means the Original Agreement as amended by this Amendment.

          "DESIGNATED DEFAULTS" means the following Defaults and Events of Default of which the Company has notified the Administrative Agent and that exist on the date of this Amendment under the Credit Agreement or the ISDA Agreement (provided that the term "Designated Defaults" does not include any future Defaults or Events of Default that occur after the date of this Amendment, whether under the sections and subsections listed below or otherwise):

          (a) with respect to the Fiscal Quarter ending on March 31, 2007, (i) Company failed to comply with the ratio of Consolidated Indebtedness to EBITDA requirement set forth in Section 6.11 of the Credit Agreement, and (ii) Company failed to comply with the Interest Coverage Ratio requirement set forth in Section 6.19(b) of the Credit Agreement.

          (b) the Events of Default that occurred under the ISDA Agreement as a result of the foregoing Events of Default under the Credit Agreement.

          (c) the additional Event of Default that occurred under Section 8.1(m) of the Credit Agreement as a result of the foregoing Event of Default under the ISDA Agreement.

          "RELEASED CLAIMS" means any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, controversies, liabilities, obligations, damages and expenses of any and every character (whether known or unknown, liquidated or unliquidated, absolute or contingent, acknowledged or disputed, direct or indirect), at law or in equity, of whatsoever kind or nature (including claims of usury), whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Persons prior to and including the date hereof that in any way directly or indirectly arise out of or in any way are connected to (a) any of the Transaction Documents or the ISDA Agreement or any default or event of default thereunder, (b) any negotiation, discussion, enforcement action, agreement or failure to agree related to any Transaction Document, the ISDA Agreement or any default or event of default thereunder, or (c) any action, event, occurrence, or omission otherwise related to the rights, duties, obligations and relationships among the various Credit Parties, Administrative Agent, Lenders, Royalty Owner, Warrant Owner, and Lender Counterparty; provided, however, that "Released Claims" shall not include any outstanding obligations owed as of the date of this Agreement to Company by Lender Counterparty, or any affiliate thereof, under the express terms of the ISDA Agreement.

          "RELEASED PERSONS" means, Administrative Agent, Lenders, Royalty Owner, Warrant Owner and Lender Counterparty, together with their respective employees, agents, attorneys, officers, partners, shareholders, accountants, consultants, directors, and Affiliates, and their respective successors and assigns.

SECTION 2 AMENDMENTS TO ORIGINAL AGREEMENT

     2.1. DEFINITIONS. Section 1.1 of the Original Agreement is hereby amended to add a new definition there to in appropriate alphabetical order to read as follows:

          "DEDICATION RATE" means 100%; provided that Administrative Agent may decrease such percentage in its sole discretion down to a percentage not less than 75% with respect to the calculation of the payment due pursuant to Section 2.11 on any Quarterly Payment Date.

     2.2. ANCF Payment of Principal. Section 2.11 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

          2.11 ANCF PAYMENT OF PRINCIPAL. On each Quarterly Payment Date, Company shall make a principal payment in respect of the Loans in an aggregate amount equal to the product of the Dedication Rate multiplied by the Adjusted Net Cash Flow for the Calculation Quarter applicable thereto, without premium or penalty.

     2.3. FINANCIAL RATIOS. Section 6.11 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

          6.11 FINANCIAL RATIOS.

               (a) DEBT TO EBITDA RATIO. At the end of any Fiscal Quarter ending on or after June 30, 2007, the ratio of (i) Company's Consolidated Indebtedness at the end of such Fiscal Quarter (plus, without duplication, all Consolidated balance sheet liabilities of Company for plugging, abandonment, remediation, and similar liabilities, but excluding any Indebtedness resulting from the application of FASB Statement 133 or 143), to (ii) Company's EBITDA for the four-Fiscal Quarter period ending with such Fiscal Quarter, will be equal to or less than the ratio set out in such table opposite such Fiscal Quarter:

         =======================================================================
                      FISCAL QUARTER                     MAXIMUM RATIO
         -----------------------------------------------------------------------
         2nd Fiscal Quarter 2007                         7.00 to 1.00
         -----------------------------------------------------------------------
         3rd Fiscal Quarter 2007                         6.30 to 1.00
         -----------------------------------------------------------------------
         4th Fiscal Quarter 2007                         5.00 to 1.00
         -----------------------------------------------------------------------
         1st Fiscal Quarter 2008                         3.75 to 1.00
         -----------------------------------------------------------------------
         2nd Fiscal Quarter 2008 and thereafter          3.00 to 1.00
         =======================================================================

               (b) INTEREST COVERAGE RATIO. At the end of any Fiscal Quarter ending on or after June 30, 2007, the ratio of (i) Company's EBITDA for the four-Fiscal Quarter period ending with such Fiscal Quarter, to (ii) Interest Expense, will be greater than or equal to the ratio set out in such table opposite such Fiscal Quarter:

         =======================================================================
                    FISCAL QUARTER                       MINIMUM RATIO
         -----------------------------------------------------------------------
         2nd Fiscal Quarter 2007                         0.90 to 1.00
         -----------------------------------------------------------------------
         3rd Fiscal Quarter 2007                         1.00 to 1.00
         -----------------------------------------------------------------------
         4th Fiscal Quarter 2007                         1.00 to 1.00
         -----------------------------------------------------------------------
         1st Fiscal Quarter 2008                         1.50 to 1.00
         -----------------------------------------------------------------------
         2nd Fiscal Quarter 2008                         2.00 to 1.00
         -----------------------------------------------------------------------
         3rd Fiscal Quarter 2008 and thereafter          2.50 to 1.00
         =======================================================================

         Such ratios with respect to the Fiscal Quarter ending June 30, 2007 shall be calculated using "ANNUALIZED EBITDA" and "ANNUALIZED INTEREST EXPENSE". For purposes of this Section 6.11, (a) "ANNUALIZED EBITDA" means with respect to the Fiscal Quarter ending June 30, 2007, EBITDA for the period commencing on October 1, 2006 through June 30, 2007 multiplied by 4/3, and (b) "ANNUALIZED INTEREST EXPENSE" means with respect to the Fiscal Quarter ending June 30, 2007, Interest Expense for the period commencing on October 1, 2006 through June 30, 2007 multiplied by 4/3.

     2.4. ADDITIONAL FINANCIAL COVENANTS. Section 6.19 of the Original Agreement is hereby deleted in its entirety.

SECTION 3 LIMITED WAIVERS

     Company has requested that Administrative Agent, Lenders and Lender Counterparty waive (i) the Designated Defaults, (ii) the accrual of interest on the outstanding principal amount of the Loans at the Post-Default Rate due to the occurrence of the Designated Defaults, and (iii) the reduction of the Permitted G&A Expense Amount by $62,500 for any month during which the Designated Defaults existed, as provided by the definition thereof, and Administrative Agent, Lenders and Lender Counterparty have agreed to do so on the terms set forth herein. Accordingly, subject to the conditions and limitations set forth herein, and the agreements of Company contained herein, Administrative Agent, Lenders and Lender Counterparty hereby waive (i) the Designated Defaults, (ii) the accrual of interest on the outstanding principal amount of the Loans at the Post-Default Rate due to the occurrence of the Designated Defaults (but only due to the occurrence of the Designated Defaults), and (iii) the reduction of the Permitted G&A Expense Amount by $62,500 for any month during which the Designated Defaults existed (but only due to the occurrence of the Designated Defaults).

SECTION 4 CONDITIONS OF EFFECTIVENESS

     4.1. EFFECTIVE DATE. The effectiveness of this Amendment as of the date first above is subject to the satisfaction, or waiver in accordance with Section 10.5 of the Credit Agreement, of the following conditions:

          (a) AMENDMENT DOCUMENTS. Administrative Agent shall have received counterparts of each Amendment Document originally executed and delivered by each applicable Credit Party and in such numbers as Administrative Agent or its counsel may reasonably request.

          (b) OFFICER'S CERTIFICATE. Administrative Agent shall have received a certificate of the president and secretary of each Credit Party certifying as of the date of this Amendment (i) that there have been no changes to the Organizational Documents of such Credit Party since the Closing Date, (ii) the resolutions of such Credit Party approving this Amendment, the other Amendment Documents and the related transactions, and (iii) the signature and incumbency certificates of the officers of such Credit Party.

          (c) CLOSING CERTIFICATE. Company shall have delivered to Administrative Agent an originally executed Closing Certificate in the form attached hereto as Exhibit A, appropriately completed.

          (d) GOOD STANDING CERTIFICATES. Administrative Agent shall have received a good standing certificate from the applicable Governmental Authority of each Credit Party's jurisdiction of incorporation, organization or formation, each dated a recent date prior to the effective date of this Amendment.

          (e) FEES. Company shall have paid all fees and expenses as required by Section 10.2 of the Credit Agreement.

          (f) COMPLETION OF PROCEEDINGS. All corporate, partnership, limited liability company, and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

          (g) DUE DILIGENCE. Administrative Agent and Lenders shall have completed satisfactory due diligence review of the assets, liabilities, business, operations and condition (financial or otherwise) of Company and its Subsidiaries, including, a review of their Oil and Gas Properties and all legal, financial, accounting, governmental, environmental, tax and regulatory matters, and fiduciary aspects of the proposed financing.

          (h) OTHER DOCUMENTATION. Administrative Agent shall have received all documents and instruments which Administrative Agent has then reasonably requested, in addition to those described in this
               Section 4.1. All such additional documents and instruments shall be reasonably satisfactory to Administrative Agent in form, substance and date.

          (i) NO DEFAULT. No event shall have occurred and be continuing that would constitute an Event of Default or a Default (other than the Designated Defaults).

SECTION 5 REPRESENTATIONS AND WARRANTIES

     5.1. REPRESENTATIONS AND WARRANTIES OF COMPANY. In order to induce Administrative Agent and each Lender to enter into this Amendment, each Credit Party represents and warrants to Administrative Agent and each Lender that, after giving effect to the waivers of the Designated Defaults provided for herein:

          (a) The representations and warranties contained in Section 4 of the Original Agreement are true and correct in all respects at and as of the time of the effectiveness hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date.

          (b) Each Credit Party has duly taken all company action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. Company is duly authorized to borrow funds under the Credit Agreement.

          (c) The execution and delivery by the various Credit Parties of this Amendment and each of the other Amendment Documents, the performance by each of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with any provision of
               (A) any Law, (B) the Organizational Documents of any Credit Party, or (C) any agreement, judgment, license, order or permit applicable to or binding upon any Credit Party, (ii) result in the acceleration of any Indebtedness owed by any Credit Party, or
               (iii) result in or require the creation of any Lien upon any assets or properties of any Credit Party except as expressly contemplated in the Transaction Documents. Except as expressly contemplated in the Transaction Documents no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by any Credit Party of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

          (d) This Agreement and the other Amendment Documents are legal, valid and binding obligations of each Credit Party which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights and by general principles of equity.

          (e) The audited annual Consolidated financial statements of Company dated as of December 31, 2006 and the unaudited quarterly Consolidated financial statements of Company dated as of March 31, 2007 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Company. Copies of such financial statements have heretofore been delivered to each Lender. Since such dates no Material Adverse Effect has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Company.

          (f) The Credit Parties have no deposit accounts, savings accounts or other accounts of any kind with any financial institution other than the following:

               (i) deposit accounts number __________ established in the name of Company with Wells Fargo Bank, N.A.

               (ii) deposit account number __________ established in the name of
                    Company with Wells Fargo Bank, N.A.

               (iii) deposit account number __________ established in the name of Company with Wells Fargo Bank, N.A.

               (iv) deposit account number __________ established in the name of
                    Company with Wells Fargo Bank, N.A.

SECTION 6 MISCELLANEOUS

     6.1. RATIFICATION; ACKNOWLEDGMENTS; NO WAIVER.

          (a) RATIFICATION. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The ISDA Agreement is hereby ratified and confirmed in all respects. The Transaction Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Transaction Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, the ISDA Agreement or any other Transaction Document nor constitute a waiver of any provision of the Credit Agreement, the Notes, the ISDA Agreement, or any other Transaction Document. In particular, and without limitation, (i) each Guarantor ratifies and confirms its obligations under Section 7 of the Credit Agreement and agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other Amendment Documents, and (ii) Company ratifies and confirms the letter agreement referred to in Section
               2.9 of the Credit Agreement and acknowledges and agrees that such letter agreement has not been waived in any respect and that fees will be owing thereunder in connection with any Credit Extensions made after the date hereof.

          (b) ACKNOWLEDGMENT OF DESIGNATED DEFAULTS. Company hereby acknowledges and agrees that the Designated Defaults have occurred and are continuing prior to the effectiveness of this Amendment and that the waiver thereof by Lenders and Lender Counterparty, together with the other agreements and consents in this Amendment, constitutes valuable and sufficient consideration for Company's execution and performance of this Amendment. Company further represents and warrants that, as of the date hereof and after giving effect to the waivers of the Designated Defaults set forth in this Amendment, no Defaults or Events of Default exist under the Transaction Documents.

          (c) NO WAIVER. Administrative Agent and Lenders require and will require strict performance by Company and each other party to any Transaction Document of all of their respective obligations, agreements and covenants contained in the Credit Agreement, the ISDA Agreement, and the other Transaction Documents, and no inaction or action regarding any such breach is intended to be or shall be a waiver thereof. In no event and under no circumstance shall any past or future discussions with Administrative Agent or Lenders and/or Administrative Agent's or any Lender's forbearance from exercising any of its rights or remedies under the Credit Agreement, the ISDA Agreement, or the other Transaction
               Documents: (i) cause a modification thereof; (ii) establish a custom with respect thereto; (iii) operate as a waiver of any existing or future default or event of default thereunder; (iv) entitle any Credit Party to any other or further notice or demand whatsoever; (v) in any way modify, change, impair, affect, diminish or release any Credit Party's obligations or liability under or pursuant to the Transaction Documents or any other liability it may have to Administrative Agent, Lender Counterparty or any Lender; or (vi) waive, limit or condition Administrative Agent's or any Lender's rights and remedies under the Credit Agreement, the ISDA Agreement, or the other Transaction Documents, all of which rights and remedies are expressly reserved.

     6.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of the Credit Parties herein shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Credit Party hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Company under this Amendment and under the Credit Agreement.

     6.3. RESERVED.

     6.4. RELEASE OF CLAIMS. TO INDUCE ADMINISTRATIVE AGENT, LENDERS, AND LENDER COUNTERPARTY TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH CREDIT PARTY HEREBY (A) REPRESENTS AND WARRANTS THAT, AS OF THE DATE OF THIS AMENDMENT, THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE TRANSACTION DOCUMENTS OR UNDER THE ISDA AGREEMENT, AND WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AGREEMENT, (B) RELEASES AND FOREVER DISCHARGES THE RELEASED PERSONS FROM ANY AND ALL RELEASED CLAIMS, AND (C) COVENANTS NOT TO ASSERT (AND NOT TO ASSIST OR ENABLE ANY OTHER PERSON TO ASSERT) ANY RELEASED CLAIM AGAINST ANY RELEASED PERSON. THE CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT SUCH RELEASE IS A GENERAL RELEASE OF ANY AND ALL RELEASED CLAIMS THAT CONSTITUTES A FULL AND COMPLETE SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE RELEASED CLAIMS, ALL OF WHICH ARE HEREIN COMPROMISED AND SETTLED.

     6.5. REVIEWED BY ATTORNEYS. Each Credit Party represents and warrants to Administrative Agent and each Lender that it (a) understands fully the terms of this Amendment and the other Amendment Documents and the consequences of the execution and delivery hereof and thereof, (b) has been afforded an opportunity to have this Amendment and the other Amendment Documents reviewed by, and to discuss this Amendment and the other Amendment Documents with, such attorneys and other persons as Company may wish, and (c) has entered into this Amendment and the other Amendment Documents of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other Amendment Documents shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other Amendment Documents.

     6.6. TRANSACTION DOCUMENTS. This Amendment and the other Amendment Documents are each a Transaction Document, and all provisions in the Credit Agreement pertaining to Transaction Documents apply hereto and thereto.

     6.7. SEVERABILITY. In case any provision in or obligation hereunder or any shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     6.8. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     6.9. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     6.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     THIS AMENDMENT, THE OTHER TRANSACTION DOCUMENTS, AND THE ISDA AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    COMPANY:

                                    FOOTHILLS RESOURCES, INC.


                                   By: /s/ W. Kirk Bosche
                                      ------------------------------------------
                                       W. Kirk Bosche
                                       Secretary and Chief Financial Officer


                                   GUARANTORS:

                                   FOOTHILLS CALIFORNIA, INC.


                                   By: /s/ W. Kirk Bosche
                                      ------------------------------------------
                                       W. Kirk Bosche
                                       Secretary and Chief Financial Officer


                                   FOOTHILLS OKLAHOMA, INC.


                                   By:  /s/ W. Kirk Bosche
                                        ----------------------------------------
                                        W. Kirk Bosche
                                        Secretary and Chief Financial Officer


                                   FOOTHILLS TEXAS, INC.


                                   By: /s/ W. Kirk Bosche
                                      ------------------------------------------
                                       W. Kirk Bosche
                                       Secretary and Chief Financial Officer

                                   J. ARON & COMPANY,
                                   as Lead Arranger, Syndication Agent,
                                   Administrative Agent, a Lender, and Lender
                                   Counterparty


                                   By:  /s/ Donna Mansfield
                                        ----------------------------------------
                                        Authorized Signatory

                                  EXHIBIT A TO
                                 FIRST AMENDMENT


                               CLOSING CERTIFICATE

                                  June __, 2007


     THE UNDERSIGNED HEREBY CERTIFY AS FOLLOWS:

     1. We are, respectively, the chief executive officer and the chief financial officer of FOOTHILLS RESOURCES, INC., a Nevada corporation ("COMPANY").

     2. We have reviewed the terms of the Credit and Guaranty Agreement, dated as of September 8, 2006 (as it may be amended, supplemented or otherwise modified to the date hereof, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, certain subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, J. ARON & COMPANY, as Lead Arranger and Syndication Agent, and J. ARON & COMPANY, as Administrative Agent, which is being amended by the First Amendment to Credit and Guaranty Agreement dated as of the date hereof (the "AMENDMENT DATE") by and among Company, certain subsidiaries of Company, Administrative Agent, and Lenders.

     3. In our opinion we have made, or have caused to be made under our supervision, such examination or investigation as is necessary to enable us to express an informed opinion as to the matters referred to herein.

     4. Based upon our review and examination described in paragraph 3 above, we certify, on behalf of Company, that as of the date hereof and after giving effect to the waivers set forth in the First Amendment to Credit Agreement referred to above:

          (i) as of the Amendment Date, the representations and warranties contained in each of the Transaction Documents are true and correct in all respects on and as of the Amendment Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all respects on and as of such earlier date;

          (ii) as of the Amendment Date, no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by the First Amendment; and

          (iii) as of the Amendment Date, no event has occurred and is continuing or would result from the consummation of the transactions contemplated by the First Amendment that would constitute an Event of Default or a Default.

     The foregoing certifications are made and delivered as of the date first written above.

                                FOOTHILLS RESOURCES, INC.


                                By: /s/ Dennis B. Tower
                                   ---------------------------------------------
                                     Dennis B. Tower
                                     Chief Executive Officer


                                By:  /s/ W. Kirk Bosche
                                   ---------------------------------------------
                                     W. Kirk Bosche
                                     Secretary and Chief Financial Officer